Exhibit 99.2

SS Simmons first national corporation Nasdaq: SFNC 3rd Quarter 2024 Earnings Presentation Contents 3 Company Profile 4 3Q24 Financial Highlights 11 Deposits, Securities, Liquidity, Interest Rate Sensitivity and Capital 18 Loan Portfolio 24 Credit Quality 28 Appendix Simmons bank

2 Forward-Looking Statements and Non-GAAP Financial Measures Forward-Looking Statements. Certain statements by Simmons First National Corporation (the “Company”, which where appropriate includes the Company’s wholly-owned banking subsidiary, Simmons Bank) contained in this presentation may not be based on historical facts and should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “foresee,“ “indicate,” “plan,” “potential,” “project,” “target,” “may,” “might,” “will,” “would,” “could,“ “should,” “likely” or “intend,” future or conditional verb tenses, and variations or negatives of such terms or by similar expressions. These forward-looking statements include, without limitation, statements relating to the Company’s future growth; business strategies; product development; revenue; expenses (including interest expense and non-interest expenses); assets; loan demand (including loan growth, loan capacity, and other lending activity); deposit levels; asset quality; profitability; earnings; critical accounting policies; accretion; net interest margin; noninterest income; the Company’s common stock repurchase program; adequacy of the allowance for credit losses; income tax deductions; credit quality; level of credit losses from lending commitments; net interest revenue; interest rate sensitivity (including, among other things, the potential impact of rising rates); loan loss experience; liquidity; capital resources; future economic conditions and market risk; interest rates; the expected expenses and cost savings associated with branch closures; the Company’s ability to recruit and retain key employees; increases in, and cash flows associated with, the Company’s securities portfolio; legal and regulatory limitations and compliance and competition; anticipated loan principal reductions; plans for investments in and cash flows from securities; the estimated annual impact of securities sales; estimated earn back periods; projections regarding loan repricing, securities investments and maturities thereof; estimates of future swap income set forth on slide 8; the interest rate sensitivity estimates and projections noted on slide 15; and dividends. Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in or implied by such forward-looking statements due to a variety of factors. These factors include, but are not limited to, changes in the Company’s operating or expansion strategy; the availability of and costs associated with obtaining adequate and timely sources of liquidity; the ability to maintain credit quality; changes in general market and economic conditions; increased unemployment; labor shortages; possible adverse rulings, judgments, settlements and other outcomes of pending or future litigation; the ability of the Company to collect amounts due under loan agreements; changes in consumer preferences and loan demand; the effectiveness of the Company’s interest rate risk management strategies; laws and regulations affecting financial institutions in general or relating to taxes; the effect of pending or future legislation; changes in governmental administrations; the ability of the Company to repurchase its common stock on favorable terms; the ability of the Company to successfully manage and implement its acquisition strategy and integrate acquired institutions; difficulties and delays in integrating an acquired business or fully realizing cost savings and other benefits of mergers and acquisitions; changes in interest rates, deposit flows, real estate values, and capital markets; increased inflation; customer acceptance of the Company’s products and services; changes or disruptions in technology and IT systems (including cyber threats, attacks and events); changes in accounting principles relating to loan loss recognition (current expected credit losses, or CECL); the benefits associated with the Company’s early retirement program; political crises, war, and other military conflicts (including the ongoing military conflicts between Russia and Ukraine and between Israel and Hamas) or other major events, or the prospect of these events; increased competition in the markets in which the Company operates and from non-bank financial institutions; changes in governmental policies; loss of key employees; the soundness of other financial institutions and any indirect exposure related to the closings of other financial institutions and their impact on the broader market through other customers, suppliers and partners, or that the conditions which resulted in the liquidity concerns experienced by closed financial institutions may also adversely impact, directly or indirectly, other financial institutions and market participants with which the Company has commercial or deposit relationships; increased delinquency and foreclosure rates on commercial real estate loans; and other risk factors. Other relevant risk factors may be detailed from time to time in the Company’s press releases and filings with the U.S. Securities and Exchange Commission, including, without limitation, the Company’s Form 10-K for the year ended December 31, 2023. In addition, there can be no guarantee that the board of directors (“Board”) of the Company will approve a quarterly dividend in future quarters, and the timing, payment, and amount of future dividends (if any) is subject to, among other things, the discretion of the Board and may differ significantly from past dividends. Any forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this presentation. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Non-GAAP Financial Measures. This presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance and capital adequacy. These measures adjust GAAP performance measures to, among other things, include the tax benefit associated with revenue items that are tax-exempt, as well as exclude from net income (including on a per share diluted basis), pre-tax, pre-provision earnings, net charge-offs, income available to common shareholders, non-interest income, and non-interest expense certain income and expense items attributable to, for example, merger activity (primarily including merger-related expenses), gains and/or losses on sale of branches, net branch right-sizing initiatives, FDIC special assessment charges and gain/loss on the sale of AFS investment securities. The Company has updated its calculation of certain non-GAAP financial measures to exclude the impact of gains or losses on the sale of AFS investment securities in light of the impact of the Company’s strategic AFS investment securities transactions during the fourth quarter of 2023, and has presented past periods on a comparable basis. In addition, the Company also presents certain figures based on tangible common stockholders’ equity, tangible assets and tangible book value, which exclude goodwill and other intangible assets, and presents certain other figures to include the effect that accumulated other comprehensive income could have on the Company’s capital levels . The Company further presents certain figures that are exclusive of the impact of deposits and/or loans acquired through acquisitions, mortgage warehouse loans, and/or energy loans, or gains and/or losses on the sale of securities. The Company’s management believes that these non-GAAP financial measures are useful to investors because they, among other things, present the results of the Company’s ongoing operations without the effect of mergers or other items not central to the Company’s ongoing business, present the Company’s capital inclusive of the potential impact of AOCI (primarily comprised of unrealized losses on securities), as well as normalize for tax effects and certain other effects. Management, therefore, believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s ongoing businesses, and management uses these non-GAAP financial measures to assess the performance of the Company’s ongoing businesses as related to prior financial periods. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix to this presentation.

Simmons First National Corporation A Mid-South based financial holding company serving our customers and the communities where we work and live since 1903 115 CONSECUTIVE YEARS PAYING DIVIDENDS3 121 YEARS OF SERVICE 234 FINANCIAL CENTERS ACROSS SIX STATES Figures presented on this slide are as of September 30, 2024, unless otherwise noted 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation 2 Based on October 8, 2024, closing stock price of $21.27 and projected annualized dividend rate of $0.84 per share 3 The future payment of dividends is not guaranteed and is subject to various factors, including approval by the Company’s board of directors Company Overview $27.3 BILLION TOTAL ASSETS $21.9 BILLION TOTAL DEPOSITS 115 CONSECUTIVE YEARS PAYING DIVIDENDS3 $8.7 BILLION ASSETS UNDER MANAGEMENT/ ADMINISTRATION $17.3 BILLION TOTAL LOANS 121 YEARS OF SERVICE 234 FINANCIAL CENTERS ACROSS SIX STATES 14.3% TOTAL RBC RATIO 8.2% TCE RATIO1 3.9% DIVIDEND YIELD2 79% LOAN TO DEPOSIT RATIO 1.35% ACL TO TOTAL LOANS 229% NPL COVERAGE RATIO Forbes 2024 best-in-state banks powered by statista Best companies to work for u.s.news a world report in the south 2024-2025 Forbes 2024 america’s best-in-state employers powered by statista

3Q24 Financial Highlights Simmons first national corporation Simmons bank 4

3Q24 Highlights

- **Third quarter results**
  - Average loans up 2% on a linked quarter annualized basis
  - NIM at 2.74%, up 5 bps vs 2Q24; 3 bps benefit from sale of bonds
  - Cost of deposits flat vs 2Q24; deposit costs peaked in June
  - Credit quality remains sound
    - Provision for credit losses on loans exceeded NCOs by $2.8 million
    - 9 bps of net charge-offs associated with run-off portfolio[3]
    - ACL ratio at 1.35%
- **Balance Sheet Optimization**
  - Capitalized on market conditions with the targeted sale of $252 million of AFS securities at a $21.0 million after-tax loss
    - Yield on AFS securities sold was 1.29%
    - Proceeds used to paydown wholesale funding
- **Completed annual branch network review**
  - Identified 13 branches that will be closed during 4Q24
    - Estimated one-time expenses of ~$5.4 million
    - Estimated annual net cost savings of ~$3.0 million, a portion to be reinvested in ongoing better bank initiatives

	Reported	Adjusted[1]
Net income	$24.7M	$46.0M
EPS (diluted)	$0.20	$0.37
Revenue	$174.8M	$203.2M
PPNR[2]	$37.6M	$66.4M
NIM	2.74%	
NCO ratio	0.22%	

1 Non-GAAP measures that management believes aid in the discussion of results. See Appendix for Non-GAAP reconciliation
2 All pre-provision net revenue (PPNR) figures set forth in this row are Non-GAAP measures. See footnote 1 for more information
3 "Run-off portfolio" consists of small ticket equipment finance and acquired asset based lending portfolios. See pages 20, 24, 26 and 27 for more information

5

6 Balance Sheet Highlights COD – Cost of Deposits 1 Yield is presented on a fully taxable equivalent (FTE) basis using an effective tax rate of 26.135%
Loans $ in billions; Period End Balances Investment Securities $ in billions; Period End Balances Deposits $ in billions; Period End Balances
Average Loans $ in billions Average Investment Securities $ in billions Average Deposits $ in billions
(3)% 6.24% 6.39% 6.44% Yield1 1% 1% 3.76% 3.68% 3.63% Yield1 (2)% 2.75% 2.79% 2.79% COD (1)% (1)% +5 bps Flat$17.0 $17.2 $17.3 1Q24 2Q24 3Q24 $6.7 $6.6 $6.3 1Q24 2Q24 3Q24 $22.4 $21.8 $21.9 1Q24 2Q24 3Q24 $16.9 $17.1 $17.2 1Q24 2Q24 3Q24 $6.8 $6.6 $6.4 1Q24 2Q24 3Q24 $22.2 $22.0 $21.7 1Q24 2Q24 3Q24 COD – Cost of Deposits 1 Yield is presented on a fully taxable equivalent (FTE) basis using an effective tax rate of 26.135%

Income Statement Highlights 7 $151.9 $153.9 $157.7 1Q24 2Q24 3Q24 $38.9 $40.8 $24.7 $40.4 $41.9 $46.0 1Q24 2Q24 3Q24 Net Income Adjusted Net Income2 $195.1 $197.2 $174.8 $195.1 $197.2 $203.2 1Q24 2Q24 3Q24 Total Revenue Adjusted Revenue2 $55.2 $57.9 $37.6 $57.2 $59.4 $66.4 1Q24 2Q24 3Q24 PPNR2 Adjusted PPNR2 $139.9 $139.4 $137.2 $137.9 $137.8 $136.8 1Q24 2Q24 3Q24 Noninterest Expense Adjusted Noninterest Expense2 $0.31 $0.32 $0.20 $0.32 $0.33 $0.37 1Q24 2Q24 3Q24 Diluted EPS Adjusted Diluted EPS2 (1)% PPNR – Pre-provision net revenue NIE – Noninterest Expense EPS – Earnings per Share 1 NIM is presented on a fully taxable equivalent (FTE) basis using an effective tax rate of 26.135% 2 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation

Net Interest Income and Margin (FTE)

Net Interest Income and Margin

$ in millions; FTE



$159.9
$162.1
$158.3
$160.5
$164.1
3Q23
4Q23
1Q24
2Q24
3Q24
NIM 2.61%
2.68%
2.66%
2.69%
2.74%

Net Interest Margin Evolution

FTE



2.69%
3 bps
4 bps
3 bps
(3) bps
(2) bps
2.74%
2Q24
Bond Trade
EA Yield/Mix
Loan Volume
Funding Rate/Mix
Other
3Q24

Select Yields/Rates

FTE (%)



6.08
6.20
6.24
6.39
6.44
5.60
5.79
5.85
5.84
5.79
3.08
3.67
3.76
3.68
3.63
2.37
2.58
2.75
2.79
2.79
3Q23
4Q23
1Q24
2Q24
3Q24
Loan Yield (FTE)
Securities (FTE)
Cost of Deposits
Other Borrowings

Estimated Future Swap Income[1]

$ in millions; Based on Forward Fed Funds rates



Assumed Average Effective Fed Funds Rate
4.63%
3.99%
3.48%
3.17%
2.98%
$8.8
$7.0
$5.8
$5.1
$4.6
4Q24
1Q25
2Q25
3Q25
4Q25

Highlights

- Net interest income (FTE) up $3.6 million, or 2 percent on a linked quarter basis
- NIM at 2.74 percent, up 5 bps from 2Q24
- Bond sale aided NIM by 3 bps in the quarter
- Asset portion of the balance sheet (3Q24 vs 2Q24)
  - **+5 bps** increase on yield on loans
  - **+4 bps** increase on yield on earnings assets
  - **-3%** decrease in average securities
- Liability portion of balance sheet (3Q24 vs 2Q24)
  - **Cost of deposits were flat**
  - **-5 bp** decrease on rate of other borrowings
- Remaining balance of purchase accounting accretion at 9/30/24 was $9.0 million

FTE – Fully taxable equivalent using an effective tax rate of 26.135% EA – Earnings assets
Totals may not foot due to rounding
1 Estimated swap income based on projected forward effective fed funds rates as of October 1, 2024. Does not include potential impact of hedge ineffectiveness that is recorded in interest income. Under the terms of the swap agreement, the Company receives Effective Fed Funds rate and pays a fixed rate of approximately 1.21%

8

Noninterest Income 3Q24 $ in millions Reported Adjusted1 Service charges on deposit accounts $ 12.7 $ 12.7 Wealth management fees 8.2 8.2 Debit and credit card fees 8.1 8.1 Mortgage lending income 2.0 2.0 Bank owned life insurance 3.8 3.8 Other service charges and fees 2.4 2.4 Other 8.3 8.3 45.5 45.5 Gain (loss) on sale of securities (28.4)— Total noninterest income $ 17.1 $ 45.5 Adjusted 3Q24 vs Adjusted 2Q24 Adjusted 3Q24 vs Adjusted 3Q23 $ 0.5 4% $ 0.3 2% —(1) 0.5 7 — 0.4 6 —(1) (0.2) (9) (0.1) (3) 0.7 21 —1 0.1 7 1.9 30 0.9 12 2.2 5 2.7 6 — — $ 2.2 5% $ 2.7 6 % Adjusted Total Revenue Per Employee (FTE)1 ($ in thousands) $65.3 $65.8 $65.3 $66.6 $68.4 3Q23 4Q23 1Q24 2Q24 3Q24 Adjusted Noninterest Income to Adjusted Total Revenue1 21.8% 21.3% 22.1% 22.0% 22.4% 3Q23 4Q23 1Q24 2Q24 3Q24 Adjusted Total Revenue Per Avg. Diluted Share1 ($ in thousands) $1.55 $1.57 $1.55 $1.57 $1.61 3Q23 4Q23 1Q24 2Q24 3Q24 Totals may not foot due to rounding FTE – Full-time equivalent 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation 9

Noninterest Expense

	3Q24		Adjusted 3Q24 vs Adjusted			
$ in millions	Reported	Adjusted[1]	2Q24		3Q23	
Salaries and employee benefits	$ 69.2	$ 69.2	($1.4)	(2) %	$ 3.4	5 %
Occupancy expense, net	12.2	12.0	0.3	2	0.1	-
Furniture and equipment	5.6	5.6	-	-	0.5	10
Deposit insurance	5.6	5.6	0.2	3	0.9	19
OREO and foreclosure expense	0.1	0.1	-	(26)	(0.1)	(62)
Other	44.5	44.4	-	-	2.3	5
Total noninterest expense	**$137.2**	**$136.8**	**($1.0)**	**(1) %**	**$ 6.9**	**5 %**

Highlights

- Adjusted noninterest expense[1] down 1% from 2Q24 levels primarily as a result of incentive compensation accrual adjustments
- Adjusted 3Q24 noninterest expense as a percentage of average assets[1] at 2.00 percent, compared to 2.03 percent for 2Q24
- Headcount down 1.1 percent vs a year ago and down 7.3 percent from 3Q22
- Renewal of top vendor contracts has resulted in meaningful cost savings

Adjusted Noninterest Expense as a Percentage of Total Average Assets[1]


1.87%
1.92%
2.03%
2.03%
2.00%
3Q23
4Q23
1Q24
2Q24
3Q24

Adjusted Efficiency Ratio[1]


61.9%
62.9%
66.4%
65.7%
63.4%
3Q23
4Q23
1Q24
2Q24
3Q24

Employees (FTE)


3,005
3,007
2,989
2,961
2,972
3Q23
4Q23
1Q24
2Q24
3Q24

# of Financial Centers


232
234
233
234
234
3Q23
4Q23
1Q24
2Q24
3Q24

Note: Numbers may not add due to rounding NM – not meaningful FTE – full-time equivalent
1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation

10

Deposits, Securities, Liquidity, Interest Rate Sensitivity and Capital simmons first national corporation

Deposits

Deposit Mix

$ in billions; Period End Balances



$22.2
$22.2
$22.4
$21.8
$21.9
$3.3
$3.2
$3.3
$7.9
$4.5
$2.9
$3.3
$3.5
$8.2
$4.3
$3.0
$3.5
$3.5
$8.1
$4.2
$2.9
$3.3
$3.4
$8.0
$4.2
$3.4
$3.2
$3.3
$8.0
$4.1
3Q23
4Q23
1Q24
2Q24
3Q24
Noninterest Bearing
Interest Bearing Transactions
Time Deposits
Public Funds
Brokered Deposits

Highlights

- **Total deposits of $21.9 billion,** up $95 million from 2Q24 levels
- **Cost of deposits flat** on a linked quarter basis
- Cost of deposits peaked in **June,** prior to the Fed rate cut
- Brokered deposits utilized to offset maturing FHLB advances as brokered market pricing reflected probability of Fed rate cuts
- Consumer checking households up on a year-to-date basis
- **~79% of deposits** are FDIC insured or are collateralized deposits[2]

Linked Quarter Deposit Change[1]

$ in millions; Period End Balances



Total Deposits
$95
Noninterest Bearing Transaction Accounts
$(54)
Interest Bearing Transaction Accounts
$(3)
Time Deposits
$(143)
Public Funds
$(127)
Brokered Deposits (MM & CDs)
$422

Evolution of Funding Rates



51% deposit beta during this cycle[3]
Interest Bearing Deposits
Cost of Deposits
Avg Fed Funds Rate
2.20%
3.65%
4.52%
4.99%
5.26%
5.33%
5.33%
5.33%
5.27%
0.65%
1.41%
2.10%
2.57%
3.06%
3.31%
3.48%
3.53%
3.52%
0.47%
1.02%
1.58%
1.96%
2.37%
2.58%
2.75%
2.79%
2.79%
Cost of deposits flat on a linked quarter basis
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24

Source: Average Fed Funds rate based on data from www.macrotrends.net

1 Linked quarter growth is 3Q24 vs 2Q24. The categories titled "Noninterest Bearing Transaction Accounts," "Interest Bearing Transaction Accounts" and "Time Deposits" exclude public funds and brokered deposits, which are each shown as separate categories

2 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation

3 Deposit beta calculated as change in cost of deposits from 1Q22 to 3Q24 divided by the change in quarterly average Federal Funds Effective rate for 1Q22 vs 3Q24

12

Securities: Targeted goal of securities to earnings assets in mid-teens 3Q24 Targeted Securities Sale Size of targeted sale $252 million Weighted average yield ~1.29% 3Q24 earnings impact $21.0 million after-tax loss EPS impact $0.17 Estimated annual impact $9.0 million net interest income (based on rates at time of execution) NIM impact 7 bps Use of proceeds Pay down higher rate wholesale funding 10-Year Treasury Yield 4.50% 4.35% 4.20% 4.05% Well prepared to quickly take advantage of opportunities given prevailing market conditions that add economic value 3.90% Executed bond 3.75% sale on 8/2/24 Securities Portfolio by Type 8% 8% 41% 43% Treasury/Agency States and Political Subdivisions MBS/CMO Corporate & Other Securities Portfolio Summary Securities Portfolio Bond Ratings2 $ in millions Yield (FTE)1 Effective Duration At September 30, 2024 At September 30, 2024 HTM AFS    HTM     AFS    HTM    AFS Fixed Rate U.S. Guaranteed/GSE $1,558 $1,571 Municipal 3.27% 3.29% 13.11 12.81 Aaa/AAA 472 326 MBS/CMO 3.03 1.43 5.87 4.30 Aa/AA 1,153 526 Treasury/Agency 2.35 2.94 8.91 0.43 A 298 84 Corporate 4.08 6.10 4.41 1.31 Baa/BBB 162 173 Other 2.35 1.66 18.36 3.66 Not Rated 16 11 Variable Rate—5.42 — Total $3,662 $2,691 Total 3.12% 3.24% 9.88 5.91 Fair value $3,110 $2,691 FTE – fully taxable equivalent using an effective tax rate of 26.135% Data presented on this slide is as of September 30, 2024, unless otherwise noted 1 Effective yield of securities portfolio at 9/30/24, excluding AOCI impact of HTM transfers made during Q2 22 2 Bond ratings reflect highest rating by Moody’s Investors Service, Inc., Standard & Poor’s or Fitch Ratings6/3/2024 6/5/2024 6/7/2024 6/9/2024 6/11 2024 6/13/2024 6/15/2024 6/17/2024 6/19/2024 6/21/2024 6/23/2024 6/25/2024 6/27/2024 6/29/2024 7/1/2024 7/3/2024 7/5/2024 7/7/2024/7/9/2024 7/11/2024 7/13/2024 7/15/2024 7/17/2024 7/19/2024 7/21/2024 7/23/2024 7/25/2024 7/27/2024 7/29/2024 7/31/2024 8/2/2024 8/4/2024 8/6/2024 8/8/2024 13

Liquidity: Solid liquidity position and access to additional sources

Cash and Cash Equivalents + Variable Rate Securities
$ in millions



$1,824
$1,301
$1,245
$1,145
$1,166
4Q22
4Q23
1Q24
2Q24
3Q24
Cash & Cash Equivalents
Variable Rate Securities

Investment Securities – Amortized Cost[3]
$ in millions



(23)%
$8,660
$8,091
$7,236
$7,102
$6,941
$6,636
4Q21
4Q22
4Q23
1Q24
2Q24
3Q24

Additional Liquidity Sources
$ in millions

FHLB borrowing availability	$ 4,955
Unpledged securities	4,110
Fed Funds lines and Fed Discount Window	2,109
Total at 9.30.24	**$11,174**
Uninsured, non-collateralized deposits[2]	**$4,659**
Coverage ratio	**2.4x**

Loan to Deposit Ratio
Period End Balances



Peer Median¹
83.0%
85.0%
85.6%
86.3%
71.6%
75.7%
76.1%
78.7%
79.0%
4Q22
4Q23
1Q24
2Q24
3Q24

Borrowed Funds as a Percent of Total Liabilities
Period End Balances



12.6%
10.0%
10.4%
8.9%
5.7%
5.9%
5.4%
7.4%
6.2%
2018
2019
2020
2021
2022
2023
1Q24
2Q24
3Q24

1 Source: S&P Global Market Intelligence. Represents peer median loan to deposit ratio. Peer group includes ABCB, AUB, OZK, BOKF, CADE, CBSH, FBK, HWC, HTLF, HOMB, IBTX, ONB, PNFP, PB, RNST, SSB, SNV, TRMK, UMBF, UCB
2 Uninsured, non-collateralized deposits represent uninsured deposits of Simmons Bank, less the uninsured portion of collateralized deposits, and deposit balances of SFNC subsidiaries. See appendix for Non-GAAP reconciliation
3 Does not include the unrealized gain (loss) on AFS investments securities of $(286) million as of September 30, 2024, $(370) million as of June 30, 2024, $(367) million as of March 31, 2024, $(358) million as of December 31, 2023, $(479) million as of December 31, 2022 and $(17) million as of December 31, 2021.

14

Interest Rate Sensitivity: Attractively positioned for a lower interest rate environment

Loan Portfolio – Repricing and Maturity (contractual)

At September 30, 2024
In millions

	Repricing Term						Rate Structure	
	3 mo or less	3-12 mo	1-3 years	3-5 years	Over 5 years	Total	Variable	Fixed
RE - Construction	2,229.4	152.0	302.9	103.5	8.5	2,796.4	2,199.5	596.9
RE - Commercial	2,336.0	759.3	3,073.5	1,076.5	747.1	7,992.4	2,711.1	5,281.3
RE - Single-Family	513.6	251.5	625.8	468.9	864.8	2,724.6	1,389.1	1,335.6
Commercial	1,374.6	135.5	471.4	366.1	119.7	2,467.3	1,459.3	1,008.0
Consumer	206.9	13.9	44.9	15.9	10.0	291.6	198.5	93.1
Other[1]	666.7	26.6	61.8	69.0	239.5	1,063.6	659.9	403.7
Total	7,327.2	1,338.9	4,580.5	2,099.8	1,989.5	17,336.0	8,617.3	8,718.7
Weighted average rate[2]	*7.91%*	*5.69%*	*4.94%*	*5.97%*	*4.60%*	*6.27%*	*7.41%*	*5.23%*

CD Maturities (over the next 12 months)

$ in millions



Weighted Average Rates
4.54% 5.13% 4.13% 4.93% 3.93% 4.98% 3.68% 4.57%
$1,814.0
$1,220.3
$1,094.1
$727.2
$502.7
$263.0
$328.2
$183.2
4Q24
1Q25
2Q25
3Q25
Other CDs
Brokered CDs

Additional Interest Rate Sensitivity Factors

- **~$115 million** of projected securities principal maturities per quarter[3]
- **~$2.4 billion** of projected cash flows from fixed rate loans at a **weighted average rate of 6.01%**[4]
- **~$1.0 billion** of FHLB advances maturing at a **weighted average rate of 5.04% before the end of 2024**
- **~26% of core interest bearing deposits**[5] are tied to index rates, principally Fed Funds target rate

Balance Sheet Interest Rate Sensitivity

Over the next 12 months (estimated)

Immediate change in interest rates

Estimated NII sensitivity given immediate, parallel shift in interest rates across the yield curve with a static balance sheet



2.04%
1.59%
0.68%
D125 bps
D100 bps
D50 bps

Gradual change in interest rates

Estimated NII sensitivity given gradual, parallel shift in interest rates across the yield curve with a static balance sheet



0.29%
0.38%
0.37%
D125 bps
D100 bps
D50 bps

* Assumptions used in balance sheet interest rate sensitivity estimates under a gradual decrease in interest rates include the following rate cuts at the FOMC meetings:

Down 50 bps – 25 bp decrease in November and December 2024
Down 100 bps – 25 bp decrease in November and December 2024, and March and May 2025
Down 125 bps – 25 bp decrease in November and December 2024, and March, May and July 2025

Totals may not add due to rounding
1 Other includes agriculture, mortgage warehouse and other loans
2 Weighted average rates do not include mortgage warehouse and credit card portfolios
3 Projections over the next 12 months
4 Cash flows from fixed rate loans over the next 12 months includes prepayment assumptions and are based on the forward rate curve
5 Core interest bearing deposits includes savings, money market, checking and customer CDs. Does not include brokered CDs

15

Capital: Focused on maintaining a strong capital position and tangible book value per share Tier 1 Leverage Ratio1 CET 1 Capital Ratio1 Tier 1 Risk-Based Capital Ratio1 Total Risk-Based Capital Ratio1 12.02% 12.00% 12.06% 12.02% 12.00% 12.06% 14.27% 14.17% 14.25% 9.31% 9.49% 9.57% 3Q23 2Q24 3Q24 3Q23 2Q24 3Q24 3Q23 2Q24 3Q24 3Q23 2Q24 3Q24 WELL CAPITALIZED WELL CAPITALIZED WELL CAPITALIZED WELL CAPITALIZED 5.0% 6.5% 8.0% 10.0% Book Value Per Common Share1 Tangible Book Value Per Common Share 1,2 +7% +14% $27.56 $28.11 $16.78 $26.26 $16.20 $14.77 2% 4% 3Q23 2Q24 3Q24 3Q23 2Q24 3Q24 Capital Ratios (at 9/30/24) CET 1 Capital Ratio Total Risk-Based Capital Ratio 12.06% 14.25% Equity to Assets Tangible Common Equity Ratio2 12.94% 8.15% Share Repurchase Program3 No shares were repurchased during the third quarter of 2024 $175M remaining authorization under January 2024 program 1 3Q24 data as of September 30, 2024, 2Q24 data as of June 30, 2024, and 3Q23 data as of September 30, 2023 2 Non-GAAP measures that management believes aid in the discussion of results. See Appendix for Non-GAAP reconciliation 3 Market conditions and our capital needs (among other things) will drive decisions regarding additional, future stock repurchases

AOCI: Recapture would have a significant positive impact on TCE and TBVPS AOCI Evolution and Projections $ in millions AOCI Position 9/30/23 12/31/23 3/31/24 6/30/24 9/30/24 $(336) $(404) $(408) $(405) 17% $(544) 38% Projected AOCI “Burn” Down AOCI Flat Rates YE YE YE 9/30/24 2024 2025 2026 $(266) $(294) $(336) $(326) ~3% ~13% ~21% Flat Rates: projected AOCI burn down assumes interest rates remain at 9/30/24 levels No additional bond sales

Loan Portfolio simmons first national corporation

Loans: Well-diversified, granular portfolio and conservative credit culture

Loan Portfolio Waterfall
$ in millions



$17,192
$1,877
$(1,733)
$17,336
Funded loans /advances
Paydowns/ payoffs
Total loans at 6/30/24
Total loans at 9/30/24

Linked Quarter Loan Growth
$ in millions



Total Loans $144
RE – Commercial $233
RE – Construction $(261)
Commercial[1] $(2)
RE – Single Family $59
Consumer & Other $8
Agricultural $29
Mortgage Warehouse $94
Run-Off Portfolio[2] $(16)

Unfunded Commitments
$ in millions



$4,049
$3,880
$3,875
$3,746
$3,681
3Q23
4Q23
1Q24
2Q24
3Q24
RE - Construction
Commercial
RE - Single Family
RE - Commercial
Agriculture
Consumer/Other

90% variable rate
- 63% tied to Prime
- 37% tied to SOFR

Highlights

- Well-diversified, granular portfolio with no significant industry or geographic concentrations
- Focused on maintaining conservative underwriting standards and structure guidelines while emphasizing prudent pricing discipline
- Minimal exposure to Shared National Credits (SNC)
  - SNC totaled ~1% of total loans
  - Additional banking relationships with all borrowers
- No exposure to Hurricane Helene impacted areas; no significant exposure to Hurricane Milton impacted areas

1 Commercial loan growth excludes the impact of loans included in the run-off portfolio
2 "Run-off portfolio" consists of small ticket equipment finance and acquired asset based lending portfolios

19

Loans: Pipelines represent opportunities that meet pricing and disciplined credit appetite Commercial Loan Pipeline by Category $ in millions Opportunity Proposal Ready to Close $1,244 $1,048 $1,013 $1,002 $877 $948 $549 $381 $330 $504 $689 $416 $433 $121 $168 $274 $147 $189 $252 $167 $200 $292 $248 $244 $343 $485 $551 $527 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 Rate Ready to 7.32% 7.94% 8.43% 8.44% 8.38% 8.68% 8.31% Close1 Mortgage Loan Volume $ in millions Mortgage Closed Loan Volume Mortgage Pipeline Volume $32 $36 $25 $24 $27 $29 $152 $17 $106 $101 $111 $78 $89 $69 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 Highlights Continued focus on maintaining prudent underwriting standards and pricing discipline $549 million of ready to close loans in the commercial pipeline with a rate1 of 8.31% Mortgage loan originations in 3Q24 85% purchase 15% refinance 1 Rate ready to close represents the weighted average rate on commercial loans that are ready to close and does not include fees, including FAS 91 fees, associated with those commercial loans 20

Loans: Conservative LTVs underpin prudent underwriting standards in key sectors

Loan Portfolio – Geographic diversification
By State



$16.7B[1]
33%
18%
14%
9%
5%
2%
19%

• Texas • Arkansas • Tennessee • Missouri • Oklahoma • Kansas • Other

Top 10 MSAs	% of Total Loans[1]	% of Total Commitments[1]
Dallas-Plano-Irving	10.4%	10.5%
Houston-Sugarland-Baytown	8.9%	8.5%
Memphis	5.7%	5.7%
Little Rock-North Little Rock-Conway	5.6%	5.7%
Nashville-Davidson-Murfreesboro	4.9%	5.7%
Fort Worth-Arlington	4.5%	4.4%
Fayetteville-Springdale-Rogers	3.2%	2.9%
St. Louis	2.8%	2.6%
Oklahoma City	2.3%	2.1%
Kansas City	1.8%	2.3%

Office (non-owner occupied permanent)
By State



$0.8B
44%
16%
12%
11%
2%
2%
13%

• Texas • Arkansas • Tennessee • Missouri • Oklahoma • Kansas • Other

Key Statistics	At 9/30/24
NPL Ratio[2]	0.81%
Past Due 30+ Days	0.03%
Average Loan Size	$2.2M
Median Loan Size	$0.5M
Number of Loans <$1M	64%
Average LTV	48.0%
Weighted Average LTV	54.5%

Multifamily (permanent)
By State



$0.8B
34%
19%
12%
7%
9%
10%
9%

• Texas • Arkansas • Tennessee • Missouri • Oklahoma • Kansas • Other

Key Statistics	At 9/30/24
NPL Ratio	0.01%
Past Due 30+ Days	0.01%
Average Loan Size	$2.6M
Median Loan Size	$0.6M
Number of Loans <$1M	67%
Average LTV	52.4%
Weighted Average LTV	63.0%

Retail (non-owner occupied permanent)
By State



$1.0B
46%
12%
11%
9%
6%
16%

• Texas • Arkansas • Tennessee • Missouri • Oklahoma • Other

Key Statistics	At 9/30/24
NPL Ratio	0.51%
Past Due 30+ Days	0.46%
Average Loan Size	$1.8M
Median Loan Size	$0.9M
Number of Loans <$1M	51%
Average LTV	48.6%
Weighted Average LTV	56.4%

Data shown above as of September 30, 2024
1 Total loans or commitments excluding credit card portfolio and mortgage warehouse
2 Represents a single, non-owner occupied real estate loan for a call center whose business was negatively impacted by Covid

21

Loans: Construction and Land Development

Construction and Land Development (CLD)

By State



$2.8B
43%
9%
12%
3%
3%
3%
27%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

MSAs	% of Total Loans	% of Total Commitments
Dallas-Plano-Irving	16.3%	15.4%
Houston-Sugarland-Baytown	13.8%	11.6%
Nashville-Davidson-Murfreesboro	5.4%	8.3%
Fort Worth-Arlington	4.1%	4.2%
Memphis	3.0%	2.9%
Little Rock-North Little Rock-Conway	2.7%	2.6%
Kansas City	2.0%	3.1%

Key Statistics	At 9/30/24
NPL Ratio	0.19%
Past Due 30+ Days	0.01%
Average Loan Size	$1.4M
Median Loan Size	$0.3M
Number of Loans <$1M	85%
Average LTV	55.2%
Weighted Average LTV	53.3%

CLD - Multifamily

By State



$0.9B
47%
4%
17%
6%
12%
14%
Texas
Arkansas
Tennessee
Kansas
Florida
Other

Key Statistics	At 9/30/24
NPL Ratio	0.00%
Past Due 30+ Days	0.00%
Average Loan Size	$16.4M
Median Loan Size	$11.1M
Number of Loans <$1M	33%
Average LTV	48.2%
Weighted Average LTV	52.5%

CLD - Industrial Warehouse (non-owner occupied)

By State



$0.6B
24%
4%
4%
7%
24%
37%
Texas
Tennessee
Missouri
Oklahoma
Florida
Other

Key Statistics	At 9/30/24
NPL Ratio	0.00%
Past Due 30+ Days	0.00%
Average Loan Size	$16.6M
Median Loan Size	$8.3M
Number of Loans <$1M	34%
Average LTV	41.1%
Weighted Average LTV	41.9%

Data shown above as of September 30, 2024

22

Loans: Loan portfolio by type and key credit metrics

	as of June 30, 2024		as of September 30, 2024							
$ in millions	Balance $	% of Total Loans	Balance $	% of Total Loans	Past Due 30+ Days $	Classified $	Nonperforming $	Unfunded Commitment $	ACL %	Unfunded Commitment Reserve
Total Loan Portfolio										
Credit Card	178	1%	178	1%	2	1	1	-	3.38%	-
Consumer – Other	130	1%	114	1%	1	-	-	27	2.26%	0.93%
Real Estate – Construction	3,057	18%	2,796	16%	-	10	6	1,769	1.24%	1.16%
Real Estate – Commercial	7,760	45%	7,993	46%	10	257	27	209	1.29%	0.43%
Real Estate - Single-family	2,666	15%	2,725	16%	12	35	31	310	1.45%	0.60%
Commercial	2,485	14%	2,467	14%	11	62	36	1,263	1.72%	0.16%
Mortgage Warehouse	316	2%	410	2%	-	-	-	-	0.21%	-
Agriculture	285	2%	314	2%	-	1	1	102	0.47%	0.11%
Other	315	2%	339	2%	-	-	-	1	0.87%	0.10%
Total Loan Portfolio	**17,192**	**100%**	**17,336**	**100%**	**36**	**366**	**102**	**3,681**	**1.35%**	**0.70%**
Loan Concentration (Holding Company Level)										
C&D	103%		94%							
CRE	277%		272%							
Select Loan Categories										
Retail	1,230	7%	1,211	7%	4	23	5	89	1.27%	0.69%
Nursing / Extended Care	255	1%	244	1%	-	101	-	1	7.03%	0.06%
Healthcare	602	4%	608	4%	-	4	4	110	0.91%	0.23%
Multifamily	1,671	10%	1,754	10%	-	7	-	590	0.92%	0.66%
Hotel	649	4%	651	4%	-	65	-	102	2.82%	0.94%
Restaurant	541	3%	548	3%	-	36	4	42	2.90%	0.36%
NOO Office	906	5%	866	5%	-	11	7	130	2.10%	1.35%
NOO Industrial Warehouse	1,549	9%	1,530	9%	-	1	-	296	0.14%	0.25%
Run-Off Portfolio[1]	103	1%	87	1%	1	8	7	9	7.49%	0.02%

1 "Run-off portfolio" consists of small ticket equipment finance and acquired asset based lending portfolios

23

Simmons first national corporation Credit Quality

Credit Quality: Nonperforming and past due loans

Nonperforming Loans Evolution
$ in millions; FTE



$103
$4
$4
$(9)
$102
2Q24
RE - Commercial
RE - Construction
Run-Off Portfolio
3Q24

Highlights

- Decrease in nonperforming loans driven by a $9 million decrease in run-off portfolio that included $3.5 million charge-off primarily related to a single, previously identified nonperforming loan
- "Run-off portfolio" consists of small ticket equipment finance and acquired asset based lending portfolios. Run-off portfolio totaled $87 million at end of 3Q24, down from $103 million at the end of 2Q24
- Have modified one loan (single family residential) for a borrower who was experiencing financial difficulty during 2024
- Classified loans relatively unchanged from 2Q24 levels

Nonperforming Loans / Total Loans[1]



Strategic decision to de-risk certain elements of the loan portfolio through planned exit of particular acquired non-relationship credits
Annual
Quarterly
0.81%
0.67%
0.65%
0.96%
0.57%
0.37%
0.50%
0.49%
0.50%
0.63%
0.60%
0.59%
2017
2018
2019
2020
2021
2022
2023
3Q23
4Q23
1Q24
2Q24
3Q24

Nonperforming Assets / Total Assets[1]



Annual
Quarterly
0.83%
0.64%
0.55%
0.64%
0.31%
0.23%
0.33%
0.32%
0.33%
0.41%
0.39%
0.38%
2017
2018
2019
2020
2021
2022
2023
3Q23
4Q23
1Q24
2Q24
3Q24

Past Due 30-89 days / Total Loans[1]



Annual
Quarterly
0.29%
0.19%
0.24%
0.21%
0.11%
0.18%
0.24%
0.11%
0.24%
0.19%
0.20%
2017
2018
2019
2020
2021
2022
2023
3Q23
4Q23
1Q24
2Q24
3Q24

Source: S&P Global Market Intelligence 2017 – 2023; Company Reports
1 As of December 31, for each respective year shown above; quarterly data as of the end of the quarter for each respective period

25

Credit Quality: Loan loss provision and net charge-offs Net Charge-Offs to Average Loans1 Highlights Annual Quarterly Provision for credit losses on loans exceeded net charge-offs by $2.8 million during 3Q24 NCO ratio of 22 bps in 3Q24; 9 bps associated with run-off portfolio and 3 bps associated 0.45% with credit card portfolio 0.31% 0.24% 0.28% 0.21% 0.19% 0.22% 0.19% 9 bps of NCO ACL to total loans ended 3Q24 at 1.35%, up 1 bp from 2Q24 levels 0.12% 0.09% ratio associated 0.13% with run-off 0.11% portfolio 2017 2018 2019 2020 2021 2022 2023 3Q23 4Q23 1Q24 2Q24 3Q24 Loan Loss Provision and Net Charge-Offs $ in millions Credit Card Portfolio Net Charge-Off Ratio1 $20.2 Annual Quarterly 3.23% 2.88% 2.49% 2.15% 2.19% $11.6 $12.1 1.61% 1.64% 1.86% 2.50% $11.2 $11.1 1.60% $10.2 1.40% 1.44% $8.1 $9.3 $8.1 $3.5 million of $4.5 net charge-offs associated with 2017 2018 2019 2020 2021 2022 2023 3Q23 4Q23 1Q24 2Q24 3Q24 run-off portfolio 3Q23 4Q23 1Q24 2Q24 3Q24 Key Credit Metrics: Average FICO Scores 751 Provision for credit losses on loans Net Charge-Offs Balance Weighted Average FICO Score 744 Line Utilization 18% Source: S&P Global Market Intelligence 2017 – 2023 1 Net charge-offs to average loans for the full-year for each respective year shown above; quarterly annualized data for each respective quarter 26

ACL: Reflects current economic forecast and composition of loan portfolio

ACL / Loans (%) and ACL ($)[1]

$ in millions



$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.52%
1.85%
1.71%
1.22%
1.34%
1.34%
1.34%
1.35%
$220
$238
$205
$197
$225
$227
$230
$233
1/1/20 CECL Adoption
2020
2021
2022
2023
1Q24
2Q24
3Q24

ACL METHODOLOGY AS OF 9/30/24:

- Moody's September 2024 scenarios with management's weighting: *Baseline (75%) / S1 (15%) / S3 (10%)*
- Total credit coverage / total commitments: **1.23%**

Reserve for Unfunded Commitments

$ in millions	As of 9/30/23	As of 12/31/23	As of 3/31/24	As of 6/30/24	As of 9/30/24
Unfunded Commitments	$4,049	$3,880	$3,875	$3,746	**$3,681**
Reserve for Unfunded Commitments	$25.6	$25.6	$25.6	$25.6	**$25.6**
Provision for Unfunded Commitments	$(11.3)	-	-	-	**-**
Reserve / Unfunded Balance	0.63%	0.66%	0.66%	0.68%	**0.70%**

Allowance for Credit Losses on Loans and Loan Coverage

$ in millions	ACL	ACL / Loans
ACL as of 6/30/23	**$ 210.0**	**1.25%**
3Q23 Provision	20.2	
3Q23 Net Charge-Offs	(11.7)	
ACL as of 9/30/23	**$ 218.5**	**1.30%**
4Q23 Provision	11.2	
4Q23 Net Charge-Offs	(4.5)	
ACL as of 12/31/23	**$ 225.2**	**1.34%**
1Q24 Provision	10.2	
1Q24 Net Charge-Offs	(8.0)	
ACL as of 3/31/24	**$ 227.4**	**1.34%**
2Q24 Provision	11.1	
2Q24 Net Charge-Offs	(8.1)	
ACL as of 6/30/24	**$ 230.4**	**1.34%**
3Q24 Provision	12.1	
3Q24 Net Charge-Offs	(9.3)	
ACL as of 9/30/24	**$ 233.2**	**1.35%**

Note: Numbers may not add due to rounding ACL – Allowance for Credit Losses on Loans

1 As of December 31, for each respective year shown above; quarterly data as of the end of the quarter for each respective period

27

Simmons first national corporation Appendix

Select Balance Sheet and Other Data

$ in millions, except per share data	3Q24	2Q24	3Q23	3Q24 vs 2Q24 $ Change	3Q24 vs 2Q24 % Change	3Q24 vs 3Q23 $ Change	3Q24 vs 3Q23 % Change
Period End Balances							
Total loans	$17,336.0	$17,192.4	$16,771.9	$143.6	1 %	$564.2	3 %
Investment securities	6,349.8	6,571.4	7,100.7	(221.6)	(3)	(750.9)	(11)
Total assets	27,269.4	27,369.1	27,564.3	(99.7)	-	(294.9)	(1)
Total deposits	21,935.4	21,840.9	22,231.2	94.6	-	(295.8)	(1)
Borrowed funds	1,463.2	1,765.3	1,788.4	(302.1)	(17)	(325.2)	(18)
Total stockholders' equity	3,528.8	3,458.9	3,285.6	70.0	2	243.3	7
Average Balances							
Total loans	$17,208.2	$17,101.8	$16,758.6	$106.4	1 %	$449.6	3 %
Investment securities	6,444.5	6,632.5	7,255.6	(188.0)	(3)	(811.2)	(11)
Total assets	27,216.4	27,305.3	27,594.6	(88.8)	-	(378.2)	(1)
Total deposits	21,717.4	22,045.5	22,273.5	(328.1)	(1)	(556.1)	(2)
Borrowed funds	1,670.5	1,528.5	1,678.4	142.0	9	(7.9)	-
Total stockholders' equity	3,505.1	3,451.2	3,371.7	54.0	2	133.5	4
Select Other Data							
Equity to assets	12.94 %	12.64 %	11.92 %				
Tangible common equity to tangible assets[1]	8.15	7.84	7.07				
Book value per share	$28.11	$27.56	$26.26	$0.55	2 %	$1.85	7 %
Tangible book value per share[1]	16.78	16.20	14.77	0.58	4	2.01	14
Allowance for credit losses to total loans	1.35 %	1.34 %	1.30 %				
Nonperforming loan coverage ratio	229	223	267				

1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation

29

Income Summary 3Q24 Adjusted 3Q24 vs Adjusted $ in millions, except per share data Reported Adjusted1 2Q24 3Q23 Net interest income $157.7 $157.7 $3.8 2% $4.3 3 % Noninterest income 17.1 45.5 2.2 5 2.7 6 Total revenue 174.8 203.2 6.0 3 7.0 4 Noninterest expense 137.2 136.8 (1.0) (1) 6.9 5 Pre-provision net revenue2 37.6 66.4 7.1 12 0.1— Provision for credit losses on loans 12.1 12.1 1.0 9 4.4 NM Provision for income taxes 0.8 8.3 1.9 30 (1.5) (15) Earnings $ 24.7 $ 46.0 $ 4.1 10% $(2.8) (6) % Diluted EPS $ 0.20 $ 0.37 $0.04 12% $(0.02) (5) % Totals may not foot due to rounding NM – Not meaningful 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation 30 2 All pre-provision net revenue (PPNR) figures set forth in this row are Non-GAAP measures. See footnote 1 for more information

Non-GAAP Reconciliations 3Q 4Q 1Q 2Q 3Q $ in thousands, except per share data 2023 2023 2024 2024 2024 Calculation of Adjusted Earnings Net Income $ 47,247 $ 23,907 $ 38,871 $ 40,763 $ 24,740 Certain items Merger related costs 5 — —Branch right sizing, net 547 3,846 236 519 410 Loss (gain) on sale of securities—20,218 — 28,393 Early retirement program 1,557 1,032 219 118 (1) FDIC special assessment—10,521 1,549 283 -Termination of vendor and software services ——615 (13) Tax effectâ½¹â¾ (552) (9,309) (524) (401) (7,524) Certain items, net of tax 1,557 26,308 1,480 1,134 21,265 Adjusted earnings (non-GAAP) $ 48,804 $ 50,215 $ 40,351 $ 41,897 $ 46,005 Calculation of Earnings and Adjusted Earnings per Diluted Share Earnings available to common shareholders $ 47,247 $ 23,907 $ 38,871 $ 40,763 $ 24,740 Diluted earnings per share $ 0.37 $ 0.19 $ 0.31 $ 0.32 $ 0.20 Adjusted earnings available to common shareholders (non-GAAP) $ 48,804 $ 50,215 $ 40,351 $ 41,897 $ 46,005 Adjusted diluted earnings per share (non-GAAP) $ 0.39 $ 0.40 $ 0.32 $ 0.33 $ 0.37 (1) Effective tax rate of 26.135% 31

Non-GAAP Reconciliations

$ in thousands	3Q 2023	4Q 2023	1Q 2024	2Q 2024	3Q 2024
Calculation of Pre-Provision Net Revenue (PPNR)					
Net interest income	$ 153,433	$ 155,628	$ 151,906	$ 153,905	$ 157,712
Noninterest income	42,777	21,974	43,184	43,299	17,130
Less: Noninterest expense	131,998	148,139	139,879	139,354	137,193
Pre-Provision Net Revenue (PPNR) (non-GAAP)	$ 64,212	$ 29,463	$ 55,211	$ 57,850	$ 37,649
Calculation of Adjusted Pre-Provision Net Revenue					
Pre-Provision Net Revenue (PPNR) (non-GAAP)	$ 64,212	$ 29,463	$ 55,211	$ 57,850	$ 37,649
Plus: (Gain) loss on sale of securities	-	20,218	-	-	28,393
Plus: Merger related costs	5	-	-	-	-
Plus: Branch right sizing costs, net	547	3,846	236	519	410
Plus: FDIC special assessment	-	10,521	1,549	283	-
Plus: Early retirement program	1,557	1,032	219	118	(1)
Plus: Termination of vendor and software services	-	-	-	615	(13)
Adjusted Pre-Provision Net Revenue (non-GAAP)	$ 66,321	$ 65,080	$ 57,215	$ 59,385	$ 66,438
Calculation of Book Value and Tangible Book Value per Share					
Total common stockholders' equity	$ 3,285,555	$ 3,426,488	$ 3,439,126	$ 3,458,869	$ 3,528,833
Intangible assets:					
Goodwill	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)
Other intangible assets	(116,660)	(112,645)	(108,795)	(104,943)	(101,093)
Total intangible assets	(1,437,459)	(1,433,444)	(1,429,594)	(1,425,742)	(1,421,892)
Tangible common stockholders' equity (non-GAAP)	$ 1,848,096	$ 1,993,044	$ 2,009,532	$ 2,033,127	$ 2,106,941
Shares of common stock outstanding	125,133,281	125,184,119	125,419,618	125,487,520	125,554,598
Book value per common share	$ 26.26	$ 27.37	$ 27.42	$ 27.56	$ 28.11
Tangible book value per common share (non-GAAP)	$ 14.77	$ 15.92	$ 16.02	$ 16.20	$ 16.78

32

Non-GAAP Reconciliations

$ in thousands, except number of employees (FTE)	3Q 2023	4Q 2023	1Q 2024	2Q 2024	3Q 2024
Calculation of Total Revenue and Adjusted Total Revenue					
Net Interest Income (GAAP)	$ 153,433	$ 155,628	$ 151,906	$ 153,905	$ 157,712
Noninterest Income (GAAP)	42,777	21,974	43,184	43,299	17,130
Total Revenue (non-GAAP)	$ 196,210	$ 177,602	$ 195,090	$ 197,204	$ 174,842
Total Revenue (non-GAAP)	$ 196,210	$ 177,602	$ 195,090	$ 197,204	$ 174,842
Less: Gain (loss) on sales of securities	-	(20,218)	-	-	(28,393)
Adjusted Total Revenue (non-GAAP)	$ 196,210	$ 197,820	$ 195,090	$ 197,204	$ 203,235
Employees (FTE)	3,005	3,007	2,989	2,961	2,972
Total Revenue per Employee (FTE)	$ 65.29	$ 59.06	$ 65.27	$ 66.60	$ 58.83
Adjusted Total Revenue per Employee (FTE)	$ 65.29	$ 65.79	$ 65.27	$ 66.60	$ 68.38
Calculation of Adjusted Noninterest Income					
Noninterest Income (GAAP)	$ 42,777	$ 21,974	$ 43,184	$ 43,299	$ 17,130
Less: Gain (loss) on sale of securities	-	(20,218)	-	-	(28,393)
Adjusted Noninterest Income (non-GAAP)	$ 42,777	$ 42,192	$ 43,184	$ 43,299	$ 45,523
Calculation of Noninterest Income to Total Revenue					
Noninterest Income to Total Revenue	21.80%	12.37%	22.14%	21.96%	9.80%
Adjusted Noninterest Income to Adjusted Total Revenue (non-GAAP)	21.80%	21.33%	22.14%	21.96%	22.40%
Calculation of Total Revenue and Adjusted Revenue Per Share					
Average Diluted Shares Outstanding	126,283,609	125,609,265	125,661,950	125,758,166	125,999,269
Total Revenue per Average Diluted Shares Outstanding	$ 1.55	$ 1.41	$ 1.55	$ 1.57	$ 1.39
Adjusted Total Revenue per Average Diluted Shares Outstanding (non-GAAP)	$ 1.55	$ 1.57	$ 1.55	$ 1.57	$ 1.61

FTE – Full time equivalent

33

Non-GAAP Reconciliations

$ in thousands	3Q 2023	4Q 2023	1Q 2024	2Q 2024	3Q 2024
Calculation of Adjusted Noninterest Expense					
Noninterest Expense (GAAP)	$ 131,998	$ 148,139	$ 139,879	$ 139,354	$ 137,193
Less: Merger related costs	5	-	-	-	-
Less: Branch right sizing expense	547	3,846	236	519	410
Less: Early retirement program	1,557	1,032	219	118	(1)
Less: FDIC special assessment	-	10,521	1,549	283	-
Less: Termination of vendor and software services	-	-	-	615	(13)
Adjusted Noninterest Expense (non-GAAP)	$ 129,889	$ 132,740	$ 137,875	$ 137,819	$ 136,797
Calculation of Noninterest Expense to Average Assets					
Average total assets	$ 27,594,611	$ 27,370,811	$ 27,259,399	$ 27,305,277	$ 27,216,440
Noninterest expense to average total assets	1.90%	2.15%	2.06%	2.05%	2.01%
Adjusted noninterest expense to average assets (non-GAAP)	1.87%	1.92%	2.03%	2.03%	2.00%
Calculation of Efficiency Ratio and Adjusted Efficiency Ratio					
Noninterest Expense (efficiency ratio numerator)	$ 131,998	$ 148,139	$ 139,879	$ 139,354	$ 137,193
Total Revenue	$ 196,210	$ 177,602	$ 195,090	$ 197,204	$174,842
Fully taxable equivalent adjustment	6,515	6,511	6,422	6,576	6,398
Efficiency ratio denominator	$ 202,725	$ 184,113	$ 201,512	$ 203,780	$ 181,240
Efficiency ratio (based on GAAP figures)	65.11%	80.46%	69.41%	68.38%	75.70%
Adjusted Noninterest Expense (non-GAAP)	$ 129,889	$ 132,740	$ 137,875	$ 137,819	$ 136,797
Less: Other real estate and foreclosure expense	228	189	179	117	87
Less: Amortization of intangible assets	4,097	4,015	3,850	3,852	3,851
Adjusted efficiency ratio numerator (non-GAAP)	$ 125,564	$ 128,536	$ 133,846	$ 133,850	$ 132,859
Adjusted Total Revenue (non-GAAP) (reconciliation shown on page 33)	$ 196,210	$ 197,820	$ 195,090	$ 197,204	$ 203,235
Fully taxable equivalent adjustment	6,515	6,511	6,422	6,576	6,398
Adjusted efficiency ratio denominator (non-GAAP)	$ 202,725	$ 204,331	$ 201,512	$ 203,780	$ 209,633
Adjusted Efficiency Ratio (non-GAAP)	61.94%	62.91%	66.42%	65.68%	63.38%

FTE – Full time equivalent
Fully taxable equivalent adjustment using an effective tax rate of 26.135%

34

Non-GAAP Reconciliations

$ in thousands	3Q 2023	2Q 2024	3Q 2024
Calculation of Adjusted Salaries and Employee Benefits			
Salaries and employee benefits (GAAP)	$ 67,374	$ 70,716	$ 69,167
Less: Early retirement program	1,557	118	(1)
Plus: Other	-	1	(1)
Total Adjusted Salaries and Employee Benefits (non-GAAP)	$ 65,817	$ 70,599	$ 69,167
Calculation of Adjusted Deposit Insurance			
Deposit insurance (GAAP)	$ 4,672	$ 5,682	$ 5,571
Less: FDIC special assessment	-	283	-
Total Adjusted Deposit Insurance (non-GAAP)	$ 4,672	$ 5,399	$ 5,571
Calculation of Adjusted Occupancy Expense, Net			
Occupancy expense, net (GAAP)	$ 12,020	$ 11,864	$ 12,216
Less: Branch right sizing expense	78	125	224
Total Adjusted Occupancy Expense (non-GAAP)	$ 11,942	$ 11,739	$ 11,992
Calculation of Adjusted Other Noninterest Expense			
Other noninterest expense (GAAP)	$ 42,582	$ 45,352	$ 44,540
Less: Branch right sizing expense	466	392	184
Less: Termination of vendor and software services	-	615	(13)
Total Adjusted Other Noninterest Expense (non GAAP)	$ 42,116	$ 44,345	$ 44,369
Calculation of Adjusted Provision for Income Taxes			
Provision for income taxes (GAAP)	$ 9,243	$ 5,988	$ 761
Less: Tax effect of certain items (non-GAAP) (reconciliation shown on page 31)	(552)	(401)	(7,524)
Adjusted provision for income taxes (non-GAAP)	$ 9,795	$ 6,389	$ 8,285

Fully taxable equivalent adjustment using an effective tax rate of 26.135%

35

Non-GAAP Reconciliations 3Q 2Q 3Q $ in thousands 2023 2024 2024 Calculation of Tangible Common Equity (TCE) Total common stockholders’ equity $ 3,285,555 $ 3,458,869 $ 3,528,833 Total assets $ 27,564,325 $ 27,369,072 $ 27,269,404 Less: Intangible assets (1,437,459) (1,425,742) (1,421,892) Total tangible assets $ 26,126,866 $ 25,943,330 $ 25,847,512 Common equity to total assets 11.92% 12.64% 12.94% Tangible common equity to tangible common assets (non-GAAP) 7.07% 7.84% 8.15% Calculation of CET 1 Capital Ratio, Including the Impact of AOCI Total stockholders’ equity $ 3,285,555 $ 3,458,869 $ 3,528,833 CECL transition provision 61,746 30,873 30,873 Disallowed intangible assets, net of deferred tax (1,402,682) (1,391,969) (1,388,549) Unrealized loss (gain) on available for sale securities (AOCI) ____ _ 544,380 ____ _ 405,481 ____ _ 335,861 Total tier 1 capital (CET 1) $ 2,488,999 $ 2,503,254 $ 2,507,018 Total tier 1 capital (CET 1) $ 2,488,999 $ 2,503,254 $ 2,507,018 Less: Unrealized loss (gain) on available for sale securities (AOCI) 544,380 405,481 335,861 Total tier 1 capital, including AOCI (non-GAAP) $ 1,944,619 $ 2,097,773 $ 2,171,157 Risk weighted assets $ 20,703,669 $ 20,856,194 $ 20,790,941 CET 1 capital ratio 12.02% 12.00% 12.06% CET 1 capital ratio, including AOCI 9.39% 10.06% 10.44% FTE—Fully taxable equivalent adjustment using an effective tax rate of 26.135% 36

Non-GAAP Reconciliations

$ In thousands	3Q 2023	2Q 2024	3Q 2024
Calculation of Uninsured, Non-Collateralized Deposit Coverage Ratio			
Uninsured deposits at Simmons Bank	$ 8,143,200	$ 8,186,903	$ 8,355,496
Less: Collateralized deposits (excluding portion that is FDIC insured)	2,835,405	2,835,424	2,710,167
Less: Intercompany eliminations	676,840	943,979	986,626
Total uninsured, non-collateralized deposits	$ 4,630,955	$ 4,407,500	$ 4,658,703
FHLB borrowing availability	$ 5,372,000	$ 4,910,000	$ 4,955,000
Unpledged securities	4,124,000	4,145,000	4,110,000
Fed funds lines, Fed discount window and Bank Term Funding Program[1]	1,951,000	2,065,000	2,109,000
Additional liquidity sources	$ 11,447,000	$ 11,120,000	$ 11,174,000
Uninsured, non-collateralized deposit coverage ratio	2.5x	2.5x	2.4x
Calculation of Net Charge-Off Ratio			
Net charge-offs		$ 8,077	$ 9,314
Less: Net charge-offs from run-off portfolio		6,700	3,500
Net charge offs excluding run-off portfolio		$ 1,377	$ 5,814
Average total loans		$ 17,101,799	$ 17,208,162
Net charge-offs as a percentage of average total loans (annualized) (NCO ratio)		0.19%	0.22%
NCO ratio excluding NCOs associated with run-off portfolios (annualized)		0.03%	0.13%

FTE - Fully taxable equivalent adjustment using an effective tax rate of 26.135%

1 The Bank Term Funding Program closed for new loans on March 11, 2024. At no time did Simmons borrow funds under this program.

37

Simmons first national corporation Nasdaq: SFNC 3rd Quarter 2024 Earnings Presentation Contents 3 Company Profile 4 3Q24 Financial Highlights 11 Deposits, Securities, Liquidity, Interest Rate Sensitivity and Capital 18 Loan Portfolio 24 Credit Quality 28 Appendix